SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2000


                      SYMPHONY TELECOM INTERNATIONAL, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             UTAH                                           87-0378892
-------------------------------                  -------------------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                          Identification No.)

347 Bay Street, Suite 502, Toronto, Canada                   M5H 2R7
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 416-366-5221
                                                    ------------


             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

Certain closing documents were delivered and supplied to the Company on October 1, 2000 relating to certain acquisitions undertaken, effectively, as of September 30, 2000. These acquisitions are, unless otherwise noted, subject to satisfaction of negotiations, closings and most importantly, that we have or obtain the necessary financing to complete the purchases, and have working capital for the new operations, as needed. Following is a summary, subject to changing circumstances, further review and negotiations and other matters, of our recent acquisition activities, including pending agreements:

North American Gateway

We have entered into an agreement to acquire North American Gateway, Inc. (called "Gateway" in this document), an international telecommunications service provider based in Toronto, operating worldwide as a global "Carrier's Carrier" delivering long distance service to other telecommunications companies. This company has primary switching facilities in Toronto, New York City, and London, United Kingdom. Revenues for the last fiscal year were $72,000,000 (CDN--which means Canadian currency in this document), $51,000,000 (USD--which means United States currency in this document) on primarily voice services. These figures are subject to audit, and so may change once audits are completed. Working with Nortel Networks (NYSE: NT), this company has been investing extensively in their own network infrastructure. Remote facilities are being installed, or planned, in approximately thirty countries to deliver voice and data services. As each remote facility is turned on, this company should gain additional revenue and potential profitability. Gateway has projected revenues of $210,000,000 (USD) for their next fiscal year, ending December 2000. It has relationships with telecommunications companies around the world, which should enable our Company, by affiliation with Gateway as a subsidiary of our Company, to enter into new markets internationally, deploying our global data and voice services. Our negotiations and agreements with Gateway, including closing, are pending.

Mondetta Telecommunications, Inc.

Effective July 1, 2000 (while we agreed that this would be, for all intent and purposes, the effective date for the transaction to determine who was entitled to receivables, and to consider adjustments, etc., we made the closing on or about September 30, 2000), Symphony Telecom, Inc., a subsidiary of the Company, purchased certain assets, including customer base, accounts receivable, name and other intangible assets less certain trade payables, of Mondetta
Telecommunications Inc., a company incorporated under the Canada Business Corporations Act, which provides international long distance telephone services, directed mostly to retail and residential ethnic populations across Canada, as well as small business segments. The transaction was non-cash, with the purchase price of $4,389,311 being satisfied by issue of 1,120,488 common shares of our Company with each common share having attached a warrant to purchase one common share at the price of $3, expiring September 30, 2001.The Mondetta Division will be operated under a wholly owned subsidiary of Symphony Telecom Inc., to be called Mondetta Communications Corp.

Telemax Communications, Inc.

Effective July 31, 2000 (while we agreed that this would be, for all intent and purposes, the effective date for the transaction to determine who was entitled to receivables, and to consider adjustments, etc., we made the closing on or about September 30, 2000), Symphony Telecom Inc. purchased 61.5% of all the issued and outstanding shares of Telemax Communications Inc., a company incorporated in Ontario, Canada, which promotes and markets prepaid telephone cards for national and international long distance telephone services directed mostly to customers in Canada. The purchase price of $5,380,000 was satisfied by cash payment of $168,125 on closing, and the issuance of 1,000,000 common shares of Symphony Telecom Inc., which are convertible, by September 30, 2005, into common shares of Symphony Telecom International Inc. for a value representing $2,017,500. The issuance of Symphony Telecom International Inc.'s common shares will be restricted for the purposes of resale for a period of one year. A further three payments of $168,125 each are due and payable up to and including September 30, 2001 upon Telemax Communications Inc.'s first year's revenues reaching cumulative targets of $10,087,500, $20,175,000 and $30,262,500 respectively. Symphony Telecom Inc. is also to provide Telemax Communications Inc. with four equal payments of $672,500 for working capital by October 30 and December 31, 2000, and March 31 and June 30, 2001.

Directory Management America Dot Com Inc.

On August 31, 2000, our Company purchased 51% of all the shares of Directory Management America Dot Com Inc., a company incorporated in Quebec, Canada, which provides marketing and advertising services, specifically to yellow pages and e-commerce advertising agencies throughout North America, which gives national support for businesses. The purchase price of $339,790 is an all cash transaction, with $135,916 paid at closing and the balance payable in 3 equal monthly installments.

Linkdata Communications London Ontario Inc.

On June 29, 2000, our Company acquired all of the common shares of Linkdata Communications London Ontario Inc., a company incorporated in Ontario, Canada, which is a data communications company providing enterprise networking, network security, DSL, wireless and T1 access and e-mail and virtual hosting services in southern Ontario, Canada. The purchase price of $495,160 is to be satisfied by a total payment of cash $270,160 (of which $141,834 was paid at closing with the balance payable over the next 12 months), and issuing 150,000 common shares of Symphony Telecom Inc. for a stated amount of $225,000 ($1.50 per share).

The above Agreements are subject to numerous representations, and conditions, including payment of the balance of the purchase price.

Symphony Telecom International, Inc. is a business-to-business telecom solutions provider dedicated to delivering all the benefits of the Next-Generation Global Network to it's valued customers. Symphony Telecom International has positioned itself to become North America's first international Next-Generation Telco, leveraging emerging technologies into a coherent, sophisticated, and user-friendly array of services that are increasingly global and a high speed Internet that continues to evolve in quality and expand in size.

INFORMATION HEREIN CONTAINS "FORWARD-LOOKING STATEMENTS." THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. THERE IS NO ASSURANCE THE ABOVE-DESCRIBED EVENTS WILL BE COMPLETED. THERE CAN BE NO ASSURANCE OF THE ABILITY OF THE COMPANY TO ACHIEVE SALES GOALS, OBTAIN CONTRACTS OR FINANCING, CONSUMMATE ACQUISITIONS OR ACHIEVE PROFITABILITY IN THE FUTURE.

Item 7 Financial Statements and Exhibits

Audited financial statements for the acquisitions will be filed by amendment. Any other included financial statements with this filing, unless noted as audited, are unaudited, and therefore subject to change once audits are completed.

Exhibits:

Index          Item

2.1      Share Purchase Agreement for Telemax Communication
2.2      Share Purchase Agreement for Telemax Communication 2
2.3      Share Purchase Warrant for Telemax Communications
2.4      Share Purchase Warrant for Ali Vakili
2.5      Share Purchase Warrant for Manucher Missaghie
2.6      Share Purchase Warrant for Farshid Missaghi
2.7      Share Exchange Agreement
2.8      Promissory Note
2.9      Telemax Unaudited Financial Statements
2.10      Directory Management America.Com Agreement
2.11     North American Gateway, Inc. Agreement
2.12     Linkdata Agreement
2.13     Mondetta Telecommunications Inc. Agreement




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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYMPHONY TELECOM  INTERNATIONAL, INC. (Registrant)

By: /s/ Gilles A. Trahan , C.E.O.
   ----------------------------------------------
    Gilles A. Trahan
   (Principal Executive Officer)

By: /s/ Gilles A. Trahan, Chief Financial Officer
   ----------------------------------------------
    Gilles A. Trahan
   (Principal Financial Officer)




Date: 010/13/2000